UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Hanesbrands Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On March 12, 2019, Hanesbrands Inc. (the “Company”) published a press release announcing the Company’s Board of Directors leadership succession plan. A copy of the press release is attached as Exhibit 1.

Cautionary Note Regarding Forward-Looking Statements

The press release attached hereto as Exhibit 1 contains “forward-looking” statements regarding Hanesbrands’ current expectations within the meaning of the applicable securities laws and regulations. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in the company filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018. Forward-looking statements speak only as of the time they are made and we assume no obligation to update any of these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Company’s 2019 Annual Meeting of Stockholders, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents, including a proxy card. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE ENCOURAGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD. Investors and other interested parties may obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at the investor relations portion of its website, ir.hanesbrands.com.

Participants in Solicitation

The Company, its directors and certain of its officers and other employees will be considered participants in the solicitation of proxies from stockholders in respect of the 2019 Annual Meeting. Information regarding the names of the Company’s directors and the certain officers and other employees who are considered participants, and their respective interests in the Company by security holdings or otherwise, is set forth in the Company’s definitive proxy statement, dated March 11, 2018, for its 2019 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 11, 2019.